UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2005

RARE Hospitality International, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-19924	58-1498312

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8215 Roswell Road, Bldg. 600, Atlanta, GA 30350
(Addresses of Principal Executive Offices, including Zip Code)

(770) 399-9595
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

     Shareholder Approval of Executive Officer Performance Incentive Plan. At the 2005 Annual Meeting of Shareholders held on May 9, 2005, the shareholders of RARE Hospitality International, Inc. (the “Company”) approved the RARE Hospitality International, Inc. Executive Officer Performance Incentive Plan (the “Plan”). A description of the material terms of the Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 8, 2005. The Plan provides for the grant of performance-based incentive compensation in the form of cash and restricted stock awards to the executive officers of the Company. Awards of restricted stock will be issued under, and subject to all of the terms and conditions of, the Company’s Amended and Restated 2002 Long-Term Incentive Plan.

     The Plan is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

     2005 Participants and Bonus Opportunities. On February 8, 2005, the Compensation Committee of the Company’s Board of Directors established the incentive bonus opportunities under the Plan (subject to shareholder approval of the Plan with respect to awards that are intended to qualify as performance-based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended), and designated all of the Company’s executive officers as participants in the Plan for the Company’s fiscal year ending December 25, 2005.

     Each of the executive officers may earn a cash bonus under the Plan based on the Company’s achievement of certain earnings per share targets for the 2005 fiscal year. The target amount of the cash bonus ranges from 30% to 100% of the respective executive officer’s annual base salary, and the maximum amount of the cash bonus ranges from 45% to 150% of his or her annual base salary, based on the Company’s performance. The executive officers may earn a portion of their cash bonus (up to 50% of their annual base salary) based on the Company’s achievement of earnings per share targets for the six-month period ending June 26, 2005. In addition, the executive officers may earn a restricted stock award with a target value ranging from $62,500 to $500,000, based on the Company’s achievement of certain earnings per share targets for the 2005 fiscal year.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	RARE Hospitality International, Inc. Executive Officer Performance Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2005)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARE HOSPITALITY INTERNATIONAL, INC. /s/ W. Douglas Benn Name: W. Douglas Benn Title: Executive Vice President, Finance and Chief Financial Officer

Date: May 13, 2005